SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 8, 2006

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2006, AXA, the Registrant's parent company, issued a press release announcing its consolidated revenues for the nine months ended September 30, 2006, prepared in accordance with International Financial Reporting Standards ("IFRS"). Set forth in Exhibit 99.1 is the AXA press release. Included within AXA's revenues for the nine months ended September 30, 2006 set forth in the AXA press release is the contribution of the Registrant and its consolidated subsidiaries, presented in accordance with IFRS. The AXA press release includes "AXA Group IFRS Revenues" for United States Life & Savings operations, which is a reference to the Registrant's Financial Advisory/Insurance segment. "AXA Group IFRS Revenues" is not a measure calculated and presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). Set forth in Exhibit 99.2 is a reconciliation of the Registrant's contribution to AXA's United States Life & Savings AXA Group IFRS Revenues for the nine months ended September 30, 2006 and 2005 prepared in accordance with IFRS to the Premiums of the Registrant and its consolidated subsidiaries prepared in accordance with U.S. GAAP for the same periods.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  November 9, 2006                     By: /s/ Alvin H. Fenichel
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                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller
















                                      -2-
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EXHIBIT INDEX

EXHIBIT
NUMBER   EXHIBIT DESCRIPTION

99.1     Press Release, dated November 8, 2006, of AXA.

99.2 Reconciliation of AXA US Life & Savings Contribution to AXA Group IFRS Revenues with Consolidated AXA Financial, Inc. Premiums under US GAAP.